UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

Hickok Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
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HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

January 28, 2013

To the Shareholders of Hickok Incorporated:

The Company will hold its Annual Meeting of Shareholders at 10:00 a.m., EST., Wednesday, February 27, 2013 at the offices of HICKOK INCORPORATED, 10514 Dupont Avenue, Cleveland, Ohio 44108.

We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated. If you do attend the Annual Meeting you may, of course, withdraw your Proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Hickok Incorporated, I would like to thank you for your continued support and confidence.

Sincerely, /s/ Janet H. Slade Janet H. Slade Chairman of the Board	/s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

Important Notice regarding the Availability of Proxy Materials for the Hickok Incorporated Annual Meeting of Shareholders to be Held on Wednesday, February 27, 2013:

The Proxy Statement and the Company's Annual Report on Form 10-K for the
fiscal year ended September 30, 2012 are available at our website: www.hickok-inc.com/about/financial

HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

MAILED TO SHAREHOLDERS
ON OR ABOUT JANUARY 28, 2013

The Annual Meeting of Shareholders of Hickok Incorporated, an Ohio corporation (the "Company"), will be held at the offices of HICKOK INCORPORATED, 10514 Dupont Avenue, Cleveland, Ohio, on Wednesday, February 27, 2013 at 10:00 a.m., EST., for the following purposes:
1. To fix the number of Directors at nine and elect eight Directors;
2. To ratify the selection of the independent auditor for 2013;
3. To approve and adopt the 2013 Omnibus Equity Plan;
4. To approve the advisory (non-binding) resolution relating to the compensation of the Company's executive officers as disclosed in the Proxy Statement to this meeting;
5. To provide an advisory vote on the frequency of shareholder votes on executive compensation; and
6. To transact such other business as may properly come before the meeting or any adjournment thereof.
Only shareholders of record, as of the close of business on January 4, 2013, will be entitled to receive notice of and to vote at this meeting.

By Order of the Board of Directors. /s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

January 28, 2013

IMPORTANT

Please fill in and sign the enclosed Proxy and return it in the accompanying envelope regardless of whether you expect to attend the Annual Meeting or not. If you attend the Annual Meeting you may vote your shares in person, even though you have previously signed and returned your Proxy.

HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

PROXY STATEMENT
Mailed to shareholders on or about January 28, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hickok Incorporated (hereinafter the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 27, 2013, and any adjournments thereof. The time, place, and purpose of the meeting are stated in the Notice of Annual Meeting of Shareholders (the "Notice") which accompanies this Proxy Statement.

The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

Any person giving a Proxy pursuant to this solicitation may revoke it. The General Corporation Law of Ohio provides that a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by a later appointment received by the Company or by giving notice of revocation to the Company in writing, in a verifiable communication, or in open meeting. Mere presence at the Annual Meeting will not revoke a proxy.

All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted to fix the number of Directors at nine,  for the election of all of the nominees listed in the Proxy and for the other proposals set forth in the Notice.

VOTING RIGHTS

At the close of business on January 4, 2013, the Company had 1,163,349 shares of Class A Common Stock, ("Class A Shares"), outstanding and entitled to vote. Additionally, on such date there were 474,866 shares of Class B Common Stock, ("Class B Shares"), outstanding and entitled to vote. The holders of the outstanding Class A Shares as of January 4, 2013 shall be entitled to one vote for each share held. The holders of the outstanding Class B Shares as of said date shall be entitled to three votes for each share held. The General Corporation Law of Ohio generally provides that if notice in writing is given by any shareholder to the President, Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that such shareholder desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder shall have cumulative voting rights in the election of Directors, enabling any shareholder to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his or her votes on the same principle among two or more nominees, as he or she sees fit. Only shareholders of record at the close of business on January 4, 2013 are entitled to notice of and to vote at this meeting.

At the Annual Meeting, in accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Amended Code of Regulations, holders of a majority of the outstanding shares of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

The vote required to approve the proposal regarding the election of Directors is included in the appropriate description below. Any additional questions and matters brought before the Annual Meeting will be, unless otherwise provided by the Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

PRINCIPAL SHAREHOLDERS

The shareholders named in the following table include the executive officer named in the Executive Compensation tables below and those persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company as of January 4, 2013. In addition, this table includes the beneficial ownership of Common Shares by the Directors and Executive Officers of the Company as a group on January 4, 2013.

Title of Class	Name and Business Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
Common Shares, without par value, Class A and Class B	Janet H. Slade (2) 5862 Briar Hill Drive Solon, Ohio 44139	8,920 Class A (3) 75,000 Class B (4)	* 15.8%
	Gretchen L. Hickok (2) 32127 Hamilton Court, Suite 208B Solon, Ohio 44139	25,000 Class A 85,056 Class B	2.2% 17.9%
	Patricia H. Aplin (2) 1178 Bellingham Drive Oceanside, California 92057	127,411 Class A (5) (6) 118,042 Class B (5) (7)	11.0% 24.9%
	Robert L. Bauman 10514 Dupont Avenue Cleveland, Ohio 44108	115,413 Class A (8) 176,768 Class B (9)	9.1% 37.2%
	Jennifer A. Elliott 1178 Bellingham Drive Oceanside, California 92057	127,411 Class A (5) (6) 118,042 Class B (5) (7)	11.0% 24.9%
	Intrinsic Value Capital, L.P. 708 Greenwich Street New York, New York 10014	51,114 Class A (10)	4.4%
	Robert E. Robotti 52 Vanderbilt Avenue New York, New York 10017	104,339 Class A (11)	9.0%
	Steven H. Rosen 1660 West 2nd Street Suite 1100 Cleveland, Ohio 44113	673,285 Class A (12) 20,000 Class B (13)	47.6% 4.2%
	Roundball, LLC 1660 West 2nd Street Suite 1100 Cleveland, Ohio 44113	673,285 Class A (12) 20,000 Class B (13)	47.6% 4.2%
	Kirin M. Smith 708 Greenwich Street, 2E New York, New York 10014	59,716 Class A (10) (14) (15)	5.1%
	All Directors and Executive Officers as a group (12 persons)	1,010,556 Class A (16) 389,810 Class B	61.6% 82.1%

* Less than one percent.

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power with respect to such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with said Rule.

(2) Daughter of the late Robert D. Hickok.

(3) Includes 8,667 Class A Common Shares which Ms. Slade, as a Director, has the right to acquire upon the exercise of immediately exercisable options. The ownership of 253 Class A Common Shares held by the Florence Janet Slade Trust is attributed to Ms. Slade pursuant to the Securities and Exchange Commission rules.

(4) The ownership of 75,000 Class B Common Shares held by the Florence Janet Slade Trust is attributed to Ms. Slade pursuant to the Securities and Exchange Commission rules.

(5) Shares are held by the Aplin Family Trust.

(6) The ownership of 127,411 Class A Common Shares held by the Aplin Family Trust are attributed to Mrs. Elliott pursuant to the Securities and Exchange Commission rules.

(7) The ownership of 118,042 Class B Common Shares held by the Aplin Family Trust are attributed to Mrs. Elliott pursuant to the Securities and Exchange Commission rules.

(8) Includes an aggregate of 100,000 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable warrants. The ownership of 15,413 Class A Common Shares held by the Susan F. Bauman Revocable Trust are attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(9) The ownership of 176,768 Class B Common Shares held by the Robert L. Bauman Revocable Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(10) Based on a Schedule 13D/A filed January 18, 2011 with the Securities and Exchange Commission. The Schedule 13D/A indicates that the following reporting persons have shared voting and shared dispositive power over 51,114 shares of the Company's Class A Common Shares: Intrinsic Value Capital, L.P., Glaubman & Rosenberg Partners, LLC, Glaubman & Rosenberg Advisors, LLC, Joseph Hain and Kirin Smith. According to a Form 4 filed January 18, 2011, Joseph Hain has sole voting and dispositive power over an additional 4,150 such shares (for a total, combined with the above mentioned 51,114 shares, of 55,264 shares or 4.8% of the Class), and Kirin Smith has sole voting and dispositive power over an additional 8,602 such shares (for a total, combined with the above mentioned 51,114 shares, of 59,716 shares or 5.1% of the Class).

(11) Based on a Schedule 13D/A filed March 5, 2008 with the Securities and Exchange Commission. According to the Schedule 13D/A, the following reporting persons have shared voting and dispositive power over 104,339 shares of the Company's Class A Common Shares: Robert E. Robotti, Kenneth R. Wasiak, and Ravenswood Management Company, L.L.C. According to the Schedule 13D/A, The Ravenswood Investment Company, L.P. has shared voting and shared dispositive power over 73,854 shares of the Company's Class A Common Shares (or 6.3% of the Class), and Ravenswood Investments III, L.P. has shared voting and shared dispositive power over 30,485 shares of the Company's Class A Common Shares (or 2.6% of the Class).

(12) Includes 252,367 Class A Common Shares which may be acquired by Roundball, LLC upon the conversion of an immediately convertible promissory note, and 100,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable warrants, which are attributed to Mr. Rosen pursuant to the Securities and Exchange Commission rules. Roundball, LLC may not acquire shares representing greater than 19.9% of the total voting power of the Company without obtaining shareholder approval required under Ohio law. The ownership of 320,918 Class A Common Shares held by Roundball, LLC are attributed to Mr. Rosen pursuant to the Securities and Exchange Commission rules.

(13) The ownership of 20,000 Class B Common Shares held by Roundball, LLC is attributed to Mr. Rosen pursuant to the Securities and Exchange Commission rules.

(14) The ownership of 51,114 Class A Common Shares held by the Intrinsic Value Capital, L.P. (a member of a Section 13(d) group) is attributed to Mr. Smith pursuant to the Securities and Exchange Commission rules. Mr. Smith disclaims beneficial ownership of the securities beneficially owned by the other members of the group except to the extent of his pecuniary interest therein. As managing member of Glaubman & Rosenberg Partners, LLC and Glaubman & Rosenberg Advisors, LLC, the general partner and investment manager of Intrinsic Value Capital, L.P. , Mr. Smith may be deemed to beneficially own the shares of Common Stock beneficially owned by Intrinsic Value Capital, L.P.

(15) Includes 1,667 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(16) Includes 477,032 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options and warrants.

ELECTION OF DIRECTORS

The number of Directors of the Company is presently fixed at eight. The term of office of each Director expires annually. The individuals elected to the office of Director at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected.

Accordingly, the Board has determined that the number of Directors be fixed at nine, that eight of such directorships be filled by the vote of the shareholders at the Annual Meeting, and that the eight nominees hereinafter named be elected. The Board of Directors believes that the election of one less Director than the number authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when and if an individual whose services would be beneficial to the Company and its shareholders is identified. Additionally, this flexibility will enable the Company to comply with the director designating rights described below. Proxies cannot be voted for a greater number of persons than the number of nominees named herein.

Roundball, LLC and the Aplin Family Trust have been provided with certain rights to nominate individuals for election to the Company's Board under a Convertible Loan Agreement. Upon conversion of one-half (1/2) of the Closing Roundball Loan Amount into Conversion Shares, Roundball may, in its sole discretion, cause the Company to include an individual designated by Roundball as a nominee for election to the Board at all subsequent annual meetings of the Company's shareholders that occur prior to the maturity of the Roundball Note (the "Roundball Nominee Power"). Upon conversion of all of the Closing Roundball Loan Amount into Conversion Shares, Roundball may, in its sole discretion, cause the Company to include two individuals selected by Roundball as nominees for election to the Board at all subsequent annual meetings of the Company's shareholders that occur prior to the maturity of the Roundball Note (the "Dual Roundball Nominee Power"). If Roundball has exercised the Roundball Option in full and subsequently converted the Roundball Note in full into Conversion Shares prior to its maturity date, the Roundball Nominee Power and the Dual Roundball Nominee Power shall remain in effect as follows: (i) the Dual Roundball Nominee Power will continue until the earlier to occur of Roundball owning shares representing less than fifteen percent (15%) of the total voting power of the Company, or five (5) years from the closing date of the Convertible Loan Agreement; and (ii) the Roundball Nominee Power will continue until the earlier to occur of Roundball owning shares representing less than ten percent (10%) of the total voting power of the Company, or five (5) years from the closing date of the Convertible Loan Agreement. The Aplin Trust will also have the right to cause the Company to include an individual of its choice in the slate of nominees for election to the Board as long as the Aplin Trust owns shares representing ten percent (10%) or more of the total voting power of the Company, however Jennifer Elliott's continuation on the Board shall satisfy the Company's obligations under this provision. The Aplin Trust's nomination rights also do not extend past five (5) years from the closing date of the Convertible Loan Agreement.

The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting, or any adjournments thereof, for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of nominees elected to the Board of Directors. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

INFORMATION CONCERNING NOMINEES FOR DIRECTORS
Name and Age	Business Experience (1)	Year in which first elected Director	Common Shares (2) beneficially owned as of January 4, 2013	Percent of class beneficially owned

Robert L. Bauman Age: 72	President and Chief Executive Officer of the Company since July 1993; Chairman of the Company from July 1993 to May 2001. Employed by the Company in 1962, Mr. Bauman has served in engineering, sales/marketing, and as Vice President, operations manager capacities prior to his election as President in 1991. The Board of Directors has determined that Mr. Bauman should serve as a director because of his role as the Company's President and Chief Executive Officer and his extensive experience and knowledge of the Company.	1980	115,413 (3) Class A 176,768 (4) Class B	9.1% 37.2%
Edward F. Crawford Age: 72	Director, Chairman and Chief Executive Officer of Park-Ohio Holdings Corp. since 1992 and President from 1997 to 2003. Chairman and Chief Executive Officer of The Crawford Group (a venture capital, management consulting company) since 1964. Mr. Crawford has amassed extensive knowledge of public and private company strategies and operations. Mr. Crawford brings to the Board his experience in leading a variety of private enterprises for over 40 years. Mr. Crawford has been designated to serve per the Roundball, LLC's contractual rights under the Convertible Loan Agreement.	2012	0 Class A	*
Jennifer A. Elliott Age: 34	Managing Partner of the Aplin Capital Investments, Ltd.
(fundamental equity investment fund) since 2010; Principal for the Texas Womens Ventures Funds (group of mezzanine funds)
and has held various positions at several private equity funds from
2004 to 2010. Ms. Elliott brings an extensive financial, accounting, and consulting background to the Board. Ms. Elliott has been designated to serve per the Aplin Family Trust's contract rights under the
Convertible Loan Agreement. Ms. Elliott is the great granddaughter of the Company's founder and a representative of the Aplin family, a major shareholder of the Company.

		2011	127,411 (5) Class A 118,042 (6) Class B	11.0% 24.9%
T. Harold Hudson Age: 73	President of AAPRA Associates, LLC (consulting firm) since June 1999; Senior Vice President of Engineering and Design of Six Flags Theme Parks, Inc. and served in other capacities from 1978 until elected Vice President in 1985. Mr. Hudson was employed by Hickok from 1962 to 1978 in various engineering capacities including Production Engineer in the Greenwood Manufacturing plant and Chief Engineer in Cleveland. Based on this experience, Mr. Hudson brings valuable expertise and knowledge of the Company to the Board.	1992	15,167 (7) Class A	1.3%
James T. Martin Age: 81	Consultant, self employed, since September 1997; President and Chief Executive Officer of Meaden & Moore, Ltd. (regional, Cleveland based CPA firm) from 1985 to 1997. Mr. Martin has an extensive financial and accounting background, has been familiar with the Company since 1980, and has served as Chairman of the Audit Committee since 1999. Mr. Martin is also a Director for two other local companies and brings this experience to the Board as well.	1999	9,567 (8) Class A	*
Steven H. Rosen Age: 42	Co-Chief Executive Officer and Co-Founder of Resilience Capital Partners (private equity firm) since 2001. Mr. Rosen brings to the Board an extensive background in mergers and acquisitions, financial analysis and consulting as well as contacts throughout the financial and investing field. Mr. Rosen represents Roundball, LLC and has been designated to serve pursuant to Roundball, LLC's contractual right under the Convertible Loan Agreement. Mr. Rosen serves on the Board of Directors for Park-Ohio Holdings Corp., a local public company, and several private companies.	2012	673,285 (9) Class A 20,000 (10) Class B	47.6% 4.2%
Janet H. Slade Age: 69	Chairman of the Company since May 2001; Ms. Slade is the granddaughter of the Company's founder and a representative of the Hickok family, major shareholders of the Company. Ms. Slade has extensive experience with the Company, acting as a director since 1992. The Board of Directors also believes that continuing participation by qualified members of the Hickok family on the Board of Directors is an important part of the Company's corporate culture that has contributed significantly to its long-term success.	1992	8,920 (8) (11) Class A 75,000 (12) Class B	* 15.8%
Kirin M. Smith Age: 34	Managing Partner of Intrinsic Value Capital, L.P. (fundamental equity investment fund) since November 2005; Assistant Vice President of Financial Dynamics (business and financial communications consultancies) for five years prior to November 2005. Mr. Smith brings an extensive background in financial analysis and consulting to the Board, as well as contacts throughout the financial and investing field. Mr. Smith also represents major Class A Common Stock shareholders, bringing this perspective to the Board as well.	2009	59,716 (13) (14) Class A	5.1%

* Less than one percent

(1) Unless otherwise indicated, the principal occupation shown for each of the Company's Directors has been the principal occupation of such person for at least the past five years. Each Director may be reached c/o the Company at 10514 Dupont Avenue, Cleveland, Ohio 44108.

(2) Class A Common Shares are indicated by "Class A"; Class B Common Shares are indicated by "Class B".

(3) Includes an aggregate of 100,000 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable warrants. The ownership of 15,413 Class A Common Shares held by the Susan F. Bauman Revocable Trust are attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(4) The ownership of 176,768 Class B Common Shares held by the Robert L. Bauman Revocable Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(5) The ownership of 127,411 Class A Common Shares held by the Aplin Family Trust are attributed to Mrs. Elliott pursuant to the Securities and Exchange Commission rules.

(6) The ownership of 118,042 Class B Common Shares held by the Aplin Family Trust are attributed to Mrs. Elliott pursuant to the Securities and Exchange Commission rules.

(7) Includes 5,667 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8) Includes 8,667 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(9) Includes 252,367 Class A Common Shares which may be acquired by Roundball, LLC upon the conversion of an immediately convertible promissory note, and 100,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable warrants, which are attributed to Mr. Rosen pursuant to the Securities and Exchange Commission rules. Roundball, LLC may not acquire shares representing greater than 19.9% of the total voting power of the Company without obtaining shareholder approval required under Ohio law. The ownership of 320,918 Class A Common Shares held by Roundball, LLC are attributed to Mr. Rosen pursuant to the Securities and Exchange Commission rules.

(10) The ownership of 20,000 Class B Common Shares held by Roundball, LLC is attributed to Mr. Rosen pursuant to the Securities and Exchange Commission rules.

(11) The ownership of 253 Class A Common Shares held by the Florence Janet Slade Trust is attributed to Ms. Slade pursuant to the Securities and Exchange Commission rules.

(12) The ownership of 75,000 Class B Common Shares held by the Florence Janet Slade Trust is attributed to Ms. Slade pursuant to the Securities and Exchange Commission rules.

(13) The ownership of 51,114 Class A Common Shares held by the Intrinsic Value Capital, L.P.  (a member of a Section 13(d) group) is attributed to Mr. Smith pursuant to the Securities and Exchange Commission rules. Mr. Smith disclaims beneficial ownership of the securities beneficially owned by the other members of the group except to the extent of his pecuniary interest therein. As managing member of Glaubman & Rosenberg Partners, LLC and Glaubman & Rosenberg Advisors, LLC, the general partner and investment manager of Intrinsic Value Capital, L.P., Mr. Smith may be deemed to beneficially own the shares of Common Stock beneficially owned by Intrinsic Value Capital, L.P.

(14) Includes 1,667 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of the Company's Class A Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors, and greater than ten percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company, or written representations provided to the Company that no Form 5s were required, the Company believes that, during the fiscal year ending September 30, 2012, all Section 16(a) filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with except for: (i) a Form 3 filing for Patrick R. Bauman, James F. Allen, Steven Rosen and Edward F. Crawford, each of which was not timely filed due to an administrative error, and (ii) a Form 4 filing for Janet H. Slade, Steven Rosen and Edward F. Crawford, each of which was not timely filed due to an administrative error. Also, two Form 4 filings for Jennifer Aplin Elliott were not timely filed due to an administrative error.

TRANSACTIONS WITH MANAGEMENT

During fiscal years 2011 and 2012, no transactions were proposed or occurred that are required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, except as follows:

Convertible Loan Agreement. On December 30, 2011, Hickok Incorporated (the "Company") entered into a Convertible Loan Agreement (the "Initial Convertible Loan Agreement") with Roundball LLC, an Ohio limited liability company ("Roundball"), and the Aplin Family Trust (the "Aplin Trust," and, together with Roundball, the "Investors"), and solely with respect to Section 3 thereof, Robert L. Bauman. Under the Initial Convertible Loan Agreement, the Company issued a convertible note to Roundball (the "Roundball Note") in the principal amount of $466,879.87 (the "Closing Roundball Loan Amount") and a convertible note to the Aplin Trust in the principal amount of $208,591.20 (the "Aplin Note," and, together with the Roundball Note, the "Notes"). The Notes are unsecured, bear interest at a rate of 0.20% per annum and matures on December 30, 2012. The Notes rank pari passu with amounts outstanding under the Company's existing revolving credit agreement.

Under the Initial Convertible Loan Agreement, at any time prior to the maturity date of the Roundball Note, Roundball has the right, exercisable at its option, to cause the Company to borrow up to an additional $466,879.88 from Roundball (the "Roundball Option"). Each loan made pursuant to the Roundball Option may be made on any business day in such amount as Roundball may determine by notice to the Company and shall bear interest from the date of disbursement of such additional loan. However, Roundball may not exercise the Roundball Option with respect to an amount less than $10,000 unless the aggregate amount of the Roundball Option which has not been exercised is less than such amount, in which case Roundball may only exercise the Roundball Option for the entire remaining amount thereof.

The Notes may be converted by the Investors at any time, in whole or in part, into Class A Common Shares of the Company ("Conversion Shares") at a conversion price of $1.85 per share. The Roundball Note, if the Roundball Option has been exercised in full, may not be converted into more than 504,736 Conversion Shares, and the Aplin Note may not be converted into more than 112,752 Conversion Shares. If the Investors have not fully converted either of the Notes into Conversion Shares by their respective maturity dates, the Company may, at the discretion of the Company's board of directors (the "Board"), either pay the outstanding principal and accrued and unpaid interest outstanding under the applicable Note or convert such Note, in whole, into Conversion Shares.

The Investors also have been provided with certain rights to nominate individuals for election to the Company's Board under the Initial Convertible Loan Agreement. Upon conversion of one-half (1/2) of the Closing Roundball Loan Amount into Conversion Shares, Roundball may, in its sole discretion, cause the Company to include an individual designated by Roundball as a nominee for election to the Board at all subsequent annual meetings of the Company's shareholders that occur prior to the maturity of the Roundball Note (the "Roundball Nominee Power"). Upon conversion of all of the Closing Roundball Loan Amount into Conversion Shares, Roundball may, in its sole discretion, cause the Company to include two individuals selected by Roundball as nominees for election to the Board at all subsequent annual meetings of the Company's shareholders that occur prior to the maturity of the Roundball Note (the "Dual Roundball Nominee Power"). If Roundball has exercised the Roundball Option in full and subsequently converted the Roundball Note in full into Conversion Shares prior to its maturity date, the Roundball Nominee Power and the Dual Roundball Nominee Power shall remain in effect as follows: (i) the Dual Roundball Nominee Power will continue until the earlier to occur of Roundball owning shares representing less than fifteen percent (15%) of the total voting power of the Company, or five (5) years from the closing date of the Initial Convertible Loan Agreement; and (ii) the Roundball Nominee Power will continue until the earlier to occur of Roundball owning shares representing less than ten percent (10%) of the total voting power of the Company, or five (5) years from the closing date of the Initial Convertible Loan Agreement. The Aplin Trust will also have the right to cause the Company to include an individual of its choice in the slate of nominees for election to the Board as long as the Aplin Trust owns shares representing ten percent (10%) or more of the total voting power of the Company, however Jennifer Elliott's continuation on the Board shall satisfy the Company's obligations under this provision. Beneficial ownership of shares held by the Aplin Trust are attributable to Jennifer Elliott under Securities and Exchange Commission rules. The Aplin Trust's nomination rights also do not extend past five (5) years from the closing date of the Initial Convertible Loan Agreement.

The Initial Convertible Loan Agreement contains certain customary affirmative and negative covenants that expire upon the maturity of the Notes, including a restriction on the Company incurring any further indebtedness (subject to certain exceptions) and provisions requiring the proceeds from the Notes to be used exclusively for working capital purposes. The Company also agreed not to make any material change in its business or its present method of conducting business until the maturity dates of the Notes.

Other material terms and conditions contained in the Initial Convertible Loan Agreement include a restriction on the transfer of the Notes and Conversion Shares to nonaffiliates of the Investors for one (1) year from the closing date, pre-emptive right for the Investors with respect to issuances by the Company of securities prior to the maturity of the Notes in order to allow the Investors to maintain their ownership in the Company as calculated assuming the Notes have been fully converted, and an obligation of the Company to provide monthly financial statements to the Investors.

Ancillary Agreements. The Company entered into certain other ancillary agreements in connection with the Initial Convertible Loan Agreement. The Company sold 20,000 Class B Shares held in treasury to Roundball at a price of $1.85 per share pursuant to a subscription agreement between the Company and Roundball, dated December 30, 2011 (the "Subscription Agreement"). The Company also entered into a Registration Rights Agreement with the Investors, dated December 30, 2011 (the "Registration Rights Agreement") under which the Investors are provided with certain demand and piggyback registration rights with respect to the Conversion Shares. The Company has also entered into a Voting Agreement with the Investors and the Class B Shareholders of the Company, dated December 30, 2011 (the "Voting Agreement") under which the Class B Shareholders of the Company have agreed, for a period of three years following the date of the Agreement, to vote in favor of any individuals nominated for election to the Board by the Investors in accordance with the Initial Convertible Loan Agreement. The Investors have also agreed under the Voting Agreement to vote in favor of all individuals nominated for election to the Board by the Company during that same three-year period.

On December 30, 2011, Roundball converted $233,438.55 into Class A Common Shares of the Company. In addition, the Company sold 20,000 Class B Common Shares currently held in treasury to Roundball at a price of $1.85 per share per a subscription agreement between the Company and Roundball dated December 30, 2011. Roundball, LLC is a major shareholder of the Company's Class A Common Shares and Class B Common Shares. In addition, on August 20, 2012 Roundball converted the remaining $233,411.32 under the Convertible Loan Agreement into Class A Common Shares of the Company. The Company recorded interest expense on the Roundball note of $303 through September 30, 2012. As of September 30, 2012 no interest was paid. On December 28, 2012, the Aplin Family Trust converted the $208,591 convertible note into Class A Common Shares of the Company. The Company recorded interest expense on the Aplin Family Trust note of $314 through September 30, 2012. As of September 30, 2012 no interest was paid.

On December 30, 2012, the Company and Roundball entered into Amendment No. 1 (“Amendment No. 1”) which amends the Initial Convertible Loan Agreement to, among other things, (i) extend the Roundball Option to December 30, 2013, (ii) provide the Company with the right to cause Roundball to lend up to $250,000 to it, less any amounts outstanding under the Roundball Option (the “Borrower Option”) under a convertible note to Roundball (the “Borrower Option Note”) on the terms and conditions applicable to any borrowings that may be made under the terms of the Convertible Loan Agreement pursuant to the exercise of the Roundball Option, and (iii) extend the maturity date of the Roundball Note to December 30, 2013 with respect to any borrowings made under Amendment No. 1.  Amounts outstanding under loans made pursuant to the Roundball Option and the Borrower Option shall bear interest at a rate of 0.24% per annum and may be converted into Conversion Shares by Roundball and, at maturity, the Company, at the $1.85 conversion price and on the other terms and conditions set forth in the Convertible Loan Agreement.

In partial consideration for Amendment No. 1, the Company and Roundball entered into a Warrant Agreement, dated  December 30, 2012 (the “Roundball Warrant Agreement”), whereby the Company issued a warrant to the Roundball to purchase, at its option, up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share, subject to certain anti-dilution and other adjustments.  If not exercised, this warrant will expire on December 30, 2015. Roundball is an affiliate of Steven Rosen, a Director of the Company.

Revolving Credit Agreement. On January 9, 2012, the Company entered into a Revolving Credit Agreement (the "2012 Revolving Credit Agreement") by and between the Company and Robert L. Bauman, President and Chief Executive Officer and a major shareholder of the Company, extending the due date of an existing line of credit agreement from April 2012 to April 2013. The original credit agreement of $250,000 was entered into on April 13, 2011. Effective October 30, 2012 for the remainder of the agreement, the lender may terminate the agreement with 45 days written notice, but it is at the discretion of the Company to deny the termination notice until April 2013 if it will have a negative effect on the solvency of the Company.

The 2012 Revolving Credit Agreement provided for a revolving credit facility of $250,000 with interest generally equal to three percent per annum plus prime and was unsecured. The Company recorded interest expense of $4,765 through September 30, 2011. As of September 30, 2011 interest in the amount of $3,463 was paid. The Company had outstanding borrowings of $250,000 under this loan facility at September 30, 2011.

The Company repaid the outstanding balance of $250,000 on February 1, 2012. The Company recorded interest expense of $5,338 through September 30, 2012. As of September 30, 2012 interest in the amount of $6,641 was paid. The Company had no outstanding borrowings under this loan facility at September 30, 2012.

On December 30, 2012, the Company extended the 2012 Revolving Credit Agreement with Robert L. Bauman. The terms and conditions of the agreement are set forth in a Revolving Credit Agreement (the “2013 Revolving Credit Agreement”) and a Revolver Credit Promissory Note (the “Revolver Note” and, together with the 2013 Revolving Credit Agreement and Revolver Note,  the “Credit Arrangement Documents”).  The Revolver Note expires December 31, 2013 and provides for a revolving credit facility of $250,000 with interest generally equal to 0.24% per annum and is unsecured. The interest rate under the 2013 Revolving Credit Agreement is a reduction from the three percent per annum plus prime that was applicable under the prior agreement.

Each loan made under the credit arrangement will be due and payable in full on the expiration date of the Revolver Note.  Interest on each loan made under the credit arrangement is payable on the last day of each month, at maturity, and an on-demand provision may be reinstated after October 30, 2012 depending on certain financial conditions of the Company.

Consistent with the 2012 Revolving Credit Agreement, the 2013 Revolving Credit Agreement generally allows for borrowing based on an amount equal to eighty percent (80%) of eligible receivables or $250,000. The Revolver Note provides that upon the occurrence of certain events of default, Bauman may immediately terminate the credit arrangement, and the Company's obligations under the credit facility may be accelerated. Such events of default are set forth in the Credit Arrangement Documents and include, without limitation:  failure to comply with the terms, obligations, and covenants of the Credit Arrangement Documents; the encumbrance of any property securing any debt to Bauman by mortgage, security interest or other lien unless consented to by Bauman; and other customary defaults.

In partial consideration for the extension of the revolving credit facility pursuant to the Credit Arrangement Documents, the Company and Bauman entered into a Warrant Agreement, dated  December 30, 2012 (the “Bauman Warrant Agreement”), whereby the Company issued a warrant to Bauman to purchase, at his option, up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share, subject to certain anti-dilution and other adjustments.  If not exercised, this warrant will expire on December 30, 2015.

INFORMATION REGARDING MEETINGS AND
COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has determined that James T. Martin, Chairman of the Audit Committee, satisfies the criteria adopted by the Securities and Exchange Commission to serve as "audit committee financial expert" and all three members of such Committee are independent directors. In addition, the Board has a Compensation Committee made up of three independent directors. The Board of Directors has determined that all remaining directors are independent except for Mr. Robert L. Bauman, who is employed by the Company. Mr. Michael Miller, who served on the Company's Board of Directors until the Company's 2012 Annual Meeting, was also deemed independent by the Board. The determinations of independence described above were made using the definition for independence of directors under NASDAQ listing standards. Set forth below is the membership of the various committees with the number of meetings held during the fiscal year ended September 30, 2012 in parentheses:

Audit Committee (1) James T. Martin Steven H. Rosen Kirin M. Smith	Compensation Committee (1) Jennifer A. Elliott T. Harold Hudson James T. Martin

The Audit Committee reviews the activities of the Company's independent auditors and various Company policies and practices. The Compensation Committee determines and reviews overall compensation matters affecting senior managers and officers, including the granting of stock options. The Compensation Committee does not have a formal charter. During the year ended September 30, 2012, the Compensation Committee met once.  Members of the Compensation Committee periodically consult with Mr. Bauman concerning his recommendations with respect to the compensation of the Company’s officers, other than himself. The Compensation Committee cannot delegate this authority. Neither the Company nor the Compensation Committee consulted any compensation consultants in connection with determining the amount of director or executive compensation with respect to the fiscal year ended September 30, 2012.

The Board of Directors does not have a nominating committee or committee performing similar functions because the Company believes that, as a small business issuer traded on the Over The Counter Bulletin Board, it is not necessary to have a separate nominating committee. Rather, the full Board of Directors participates in the consideration of director nominees. The Board considers experience and other qualifications of any nominee as well as the need for diversity in the Board's expertise. At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by Company shareholders because (i) historically, the Company has not received recommendations from its shareholders and (ii) the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the Board's existing composition. However, in making its nominations, the Board of Directors considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, availability for meetings and consultation regarding Company matters, and other particular skills and experience possessed by the potential nominee.

During fiscal 2012, Mr. Edward F. Crawford was elected by the Board to fill an existing vacancy. The Board of Directors evaluated Mr. Crawford's potential candidacy in accordance with the criteria specified above, and elected him a Director effective March 7, 2012. The Board does not believe that its process of evaluating Mr. Crawford’s potential membership differed from the manner in which any potential director not affiliated with a significant shareholder would be evaluated. In addition, Mr. Crawford has been designated to serve pursuant to Roundball, LLC's contractual right under the Convertible Loan Agreement,  dated December 30, 2011.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

The Board of Directors held four Board meetings and three Special Planning meetings during the fiscal year ended September 30, 2012. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served. The Company has not adopted a formal policy requiring Directors to attend the Annual Meeting of Shareholders. All Directors attended the 2012 Annual Meeting.

The Board provides a process for shareholders to send communications to the Board or any of the individual Directors. Shareholders may send written communications to the Board or any Directors c/o Janet Slade, Hickok Incorporated, 10514 Dupont Avenue, Cleveland, Ohio 44108. All shareholder communications will be compiled by Ms. Janet Slade and submitted to the Board or the individual Director on a periodic basis.

Board Leadership Structure

Although we have had a separate Chairman and Chief Executive Officer since 2001, our Company’s Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated. The Board believes it is in the best interests of the shareholders to make this determination based on the position and direction of the Company and the composition of the Board and management team. Currently, the Board of Directors has determined that it is in the best interests of the shareholders at this time for the roles of Chief Executive Officer and Chairman of the Board to be served by separate persons.

Oversight of Risk Management

Management is responsible for day-to-day risk assessment and mitigation activities, and the Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy and the steps management is taking to manage the Company’s risks. While the Board as a whole maintains the ultimate oversight responsibility for risk management, the committees of the Board can be assigned responsibility for risk management oversight of specific areas.

The Audit Committee reviews the Company’s portfolio of risk and discusses with management significant financial risks in conjunction with enterprise risk exposures, the Company’s policies with respect to risk assessment and risk management, and the actions management has taken to limit, monitor or control financial and enterprise risk exposure.

The Compensation Committee oversees risk management as it relates to the Company's compensation plans, policies and practices in connection with structuring the Company's executive compensation programs.

DIRECTOR COMPENSATION

The following table sets forth the compensation for services in all capacities by Outside Directors to the Company.

Name (a)	Fees Earned or Paid in Cash (b)	Option Awards (1) (d)	Total (h)
Edward F. Crawford (2)	$0	$1,627	$1,627
Jennifer A. Elliott (3)	0	1,627	1,627
T. Harold Hudson (4)	0	1,627	1,627
James T. Martin (5)	0	1,627	1,627
Steven H. Rosen (6)	0	1,627	1,627
Janet H. Slade (7)	0	1,627	1,627
Kirin M. Smith (8)	0	1,626	1,626
	$0	$11,388	$11,388

For the fiscal year ended September 30, 2012, Directors who are not also employees of the Company received no fee for attending any Board, Committee or Special Planning meetings held during the year. Directors who are also employees of the Company received no fee for attending any Board, Committee or Special Planning meetings held during the year. No other compensation is paid to the Company's Directors other than the option awards noted above.

The current year fees structure represents the continuation of the fee elimination recommended by the Compensation Committee and approved by the Board of Directors established in response to the current economic conditions. The Board noted that the Directors fees in place prior to these reductions and elimination could be re-instituted if and when business conditions improve.

(1) Option Awards (column (d)) represent stock option grants for which, in each case, the Company recorded 2012 compensation expense. Under the required FASB Codification ASC Topic 718 methodology, the compensation expense reflected in column (d) is for grants made in 2012. The assumptions used in calculating the Share-Based compensation expense are provided in the Company's Annual Report on Form 10-K, which is available at www.hickok-inc.com.

(2) Mr. Edward F. Crawford has a total of 1,000 option awards outstanding at September 30, 2012.

(3) Ms. Elliott has a total of 1,000 option awards outstanding at September 30, 2012.

(4) Mr. T. Harold Hudson has a total of 7,000 option awards outstanding at September 30, 2012.

(5) Mr. James T. Martin has a total of 10,000 option awards outstanding at September 30, 2012.

(6) Mr. Steven H. Rosen has a total of 1,000 option awards outstanding at September 30, 2012.

(7) Ms. Janet H. Slade has a total of 10,000 option awards outstanding at September 30, 2012.

(8) Mr. Kirin M. Smith has a total of 3,000 option awards outstanding at September 30, 2012.

The Company's Outside Directors Stock Option Plans (collectively the "Directors Plans") provide for the automatic grant of options to purchase shares of Class A common stock over a three year period to members of the Board of Directors who are not employees of the Company, at the fair market value on the date of grant. The options are exercisable for up to 10 years. All options granted under the Directors Plans become fully exercisable on March 8, 2015. However, upon the occurrence of a change in control, any and all options granted shall become immediately exercisable. During the fiscal year ended September 30, 2012, stock options for 1,000 shares were granted to each Outside Director listed in the Director Compensation Table and elected at the Annual Meeting held March 7, 2012.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Audit Committee") reports to the Board and is responsible for overseeing the Company's accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is currently comprised of three directors, each of whom meet independence requirements under the current National Association of Securities Dealers corporate governance standards. The Audit Committee operates under a written charter adopted by the Board of Directors, which is reviewed annually and is available on the Company's website at www.hickok-inc.com/about/financial.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independence of the accountant from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

The Audit Committee of The Board of Directors
James T. Martin, Chairman
  Steven H. Rosen
  Kirin M. Smith

INDEPENDENT PUBLIC ACCOUNTANTS

During the fiscal years ended September 30, 2012 and 2011, Meaden & Moore, Ltd. provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

	2012	2011
Audit Fees	$75,000	$66,600
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	300	6,600

Totals	$75,300	$73,200

Audit Fees: Fees for audit services include fees associated with the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q. Audit fees also include fees associated with providing consents included with, and assistance with and review of, documents filed with the SEC.

Audit-Related Fees: There were no Audit-related fees.

Tax Fees: There were no Tax fees.

All Other Fees: Other fees include fees associated with 401k plan audits and other services.

The Audit Committee has determined that the rendering of the non-audit services by Meaden & Moore, Ltd. is compatible with maintaining the auditor's independence.

Audit Committee Pre-Approval Policy: It is the policy of the Company's Audit Committee to approve all engagements of the Company's independent auditor to render audit and non-audit services prior to the initiation of such services. All services listed above were preapproved by the Audit Committee.

Proposal to Ratify the Selection of the Independent Auditor

The Audit Committee has again selected the firm of Meaden & Moore, Ltd. to act as the auditors for the Company for the current fiscal year. Although action by the stockholders in this matter is not required, the Audit Committee believes that it is appropriate to seek stockholders ratification of this selection in light of the critical role played by independent auditors. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Meaden & Moore, Ltd., and may retain that firm or another firm without submitting the matter to our shareholders. A representative of Meaden & Moore, Ltd. is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if desired. The representative also is expected to be available to respond to appropriate questions from shareholders.

The following proposal will be presented for action at the Annual Meeting by direction of the Board:

Resolved: that the selection by the Audit Committee of the Board of Directors of the firm of Meaden & Moore, Ltd., as independent auditors for the Company for the year 2013 is hereby ratified.

The Board of Directors recommends a vote FOR this proposal. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for this proposal unless it is marked to the contrary. A favorable vote of a majority of the combined outstanding Class A and Class B Shares on the record date is required for ratification of the proposal.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services in all capacities to the Company of the Chief Executive Officer and the Company's other most highly compensated officers (the "Named Executive Officers").

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (1) (d)	Option Awards (f)	All Other Compensation (i)	Total (j)

Robert L. Bauman, President & Chief Executive Officer	2012 2011	$85,167 $101,858	0 0	0 (2) 0 (2)	$0 (3) $216 (3)	$85,167 $102,074

The Named Executive Officer did not receive personal benefits or perquisites during the last fiscal year in excess of $10,000. The salaries for each of the Company's Named Executive Officers except Mr. Bauman were reduced 20% effective January 1, 2009. Mr. Bauman's salary was reduced $50,000 per annum effective March 1, 2011 in addition to the 50% salary reduction effective January 1, 2009.

(1) Represents bonuses earned from the plans described in the section "Profit Sharing Plans" below. Bonuses are normally paid after the end of the year for that year (e.g., bonus distributions that accrued in fiscal year 2012 will actually be paid in fiscal year 2013). There was no bonus accrued in fiscal 2012 or 2011.

(2) Represents options to purchase shares of Class A Common Stock. Under the Company's Key Employees Stock Option Plans (collectively the "Employee Plans") the Compensation Committee of the Board of Directors has the authority to grant options to Key Employees. The options were exercisable for up to 10 years. All options granted under the Employee Plans expired at September 30, 2012. During the fiscal year ended September 30, 2012 there were no stock options granted to the Named Executive Officers listed in the Summary Compensation Table.

(3) For Mr. Bauman, the All Other Compensation column for 2012 and 2011 includes $0 and $216 respectively,  representing allocated premiums for group term life insurance.

2012 Outstanding Equity Awards at Fiscal Year-End

There are no outstanding employee equity awards at September 30, 2012. Under the Employee Plans, the Compensation Committee of the Board of Directors had the authority to grant options to Key Employees. The options were exercisable for up to 10 years. All options granted under the Employee Plans were expired at September 30, 2012. During the fiscal year ended September 30, 2012, there were no stock options granted to the Named Executive Officer listed in the Summary Compensation Table and the Employee Plans expired.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2012 with respect to compensation plans (including individual compensation arrangements) under which Common Stock of the Company is authorized for issuance under compensation plans previously approved and not previously approved by shareholders of the Company.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	30,000	$6.52	-

Equity compensation plans not approved by security holders	-	-	-

Total	30,000		-

COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In light of the investments in the Company by Roundball, LLC and the Aplin Family Trust, the recent changes in the composition of the Board of Directors, and the resignation of certain management employees, the Board of Directors determined that it was in the best interests of the Company to enter into new agreements with each of the named executive officers providing for additional severance benefits in the event of the termination of their employment without cause. The Employment Agreements, dated January 9, 2012, provide that, for a period of three (3) years, if an executive officer's employment with the Company is terminated for a reason other than "cause," as such term is defined in the Employment Agreements, the executive officer will be entitled to a lump sum payment from the Company in an amount equal to twelve (12) months of such executive officer's average base salary as paid to the executive officer by the Company over the term of the applicable Employment Agreement. In addition to this lump sum payment, if the terminated executive officer is enrolled in the Company's medical insurance plan on the date of termination and, provided that such executive officer is entitled to continue such participation under applicable law and plan terms, the Company will reimburse the cost of the executive officer's and his or her eligible dependents' participation in such plan pursuant to any rights he or she may have under COBRA until the earlier of (a) twelve (12) months from the date of the executive officer's termination of employment with the Company; or (b) the date the executive officer becomes eligible for similar benefits from a subsequent employer.

STOCK PERFORMANCE GRAPH

The following data compares the value of $100 invested on October 1, 2007 in the Company's Class A Common Shares, the Nasdaq Composite Index, and the Nasdaq Industrial Index. The Nasdaq Composite Index represents a broad market group in which the Company participates, and the Nasdaq Industrial Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends. The comparisons in this graph are not intended to forecast, or be indicative of, possible future performance.

The above graph was prepared using the following data:

SEPTEMBER 30	2007	2008	2009	2010	2011	2012

HICKOK	$100	$72	$40	$34	$14	$10

NASDAQ COMPOSITE	100	77	78	87	89	115

NASDAQ INDUSTRIAL	100	73	71	83	89	111

Profit Sharing Plans

The Company had a formula-based profit sharing bonus plan that was in place for over 30 years. The shareholders approved the Amended Articles of Incorporation and the Amended and Restated Code of Regulations that eliminated this formula plan. In the past, the Board of Directors from time to time  installed special bonus plans and could do so in the future under the Company's revised Charter Documents. Any future bonus distribution would be determined by the Compensation Committee of the Board of Directors after considering such factors as the employee's influence on Company results, performance during the preceding years (with emphasis on the previous year) and employee long-term anticipated contribution to corporate goals. The Company's formula-based profit sharing bonus plan produced no bonuses in 2012 or in 2011.

APPROVAL AND ADOPTION OF THE HICKOK INCORPORATED
2013 OMNIBUS EQUITY PLAN

Introduction

          Historically, stock options have been an essential part of the Company’s compensation program for executive officers, key employees and Directors. Stock options align executive compensation with the amount of appreciation realized by the Company’s shareholders over comparable periods. Stock options also provide officers, employees and Directors with the opportunity to acquire and build a meaningful ownership interest in the Company.

          Recently, however, the price of our Class A Common Shares has been significantly impacted by both the worldwide economic downturn and Company-specific challenges. The Company believes that this decline in share value, in combination with an insufficient pool of available options under our existing equity plans, poses a significant impediment to the Company’s overall goal of retaining and motivating employees and Directors upon whom the Company and its shareholders rely to help execute the Company’s restructuring and continued improvement of operating results. the last reported bid price of our Class A Common Shares was $1.60 per share on January 9, 2013.

          In order maintain the current management structure, the Company believes that it is critical that the value of the Company’s stock option program be restored and that the Company’s officers, employees and Directors be appropriately compensated. The imbalance between the high level of commitment required of our officers, employees and Directors to achieve the Company’s goals and the low level of equity compensation received by such individuals must be corrected because the loss of one or more of these individuals could result in significant setbacks for the Company. If such a loss were to occur, it is unlikely that a suitable replacement would be available given the current economic climate and the significant individual efforts that are required to increase the Company’s revenues and improve the Company’s operating results.

          Currently, there are no Class A Common Shares available for issuance under the Company’s  existing share-based award plans under which common shares are available for future grants. Considering the current imbalance between the significant demands being placed on the Company’s management and Directors and the compensation received by such individuals, the lack of Class A Common Shares currently available for issuance under our plans is insufficient to address this imbalance as well as ensure the retention of the Company’s current management team. Therefore, the Board of Directors is requesting that shareholders approve the Hickok Incorporated 2013 Omnibus Equity Plan (the “2013 Omnibus Plan”) under which a total of 150,000 Class A Common Shares will be available for issuance.

Purpose of the 2013 Omnibus Plan

          The Board of Directors believes that share-based awards are an important component of the Company’s overall compensation programs. As discussed above, the Board of Directors believes that providing substantial new equity awards at the present time is critical to retaining the current management team and maintaining continuity on the Board of Directors. Adoption of the 2013 Omnibus Plan will provide the Compensation Committee with an increased pool of share-based awards, and the flexibility to grant a wide variety of awards (including performance awards intended to comply with Section 162(m) of the Internal Revenue Code (the “Code”)). The 2013 Omnibus Plan provides access to a broad variety of share-based awards with the mix of awards determined by taking into account such factors as the type and level of employee, relevant business and performance goals and the prevailing tax and accounting treatments. The goals of the 2013 Omnibus Plan are to: (i) attract and retain skilled and qualified officers, employees, consultants and Directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of Class A Common Shares; and (iv) align the interests of the participants with those of the Company’s shareholders.

Key Terms

          The key terms of the 2013 Omnibus Plan are summarized below:

Shares Authorized:	150,000, which may be treasury shares or authorized but unissued Class A Common Shares.

Types of Awards:	Stock options , stock appreciation rights, restricted shares, restricted share units, performance shares and Class A Common Shares.

Limitations on Awards:	The aggregate number of Class A Common Shares underlying awards granted to any participant in any plan year may not exceed 50,000.

Award Terms:	Options and stock appreciation rights will have ten year maximum terms. For all awards, vesting and performance vesting criteria, if applicable, will be established in the award agreement.

Eligible Participants:	Employees of the Company or any of its affiliates, executive officers, non-employee Directors and consultants.

Actions That are Prohibited by the Plan Include:	• Reducing the exercise price of an award absent shareholder approval, subject to the anti-dilution provisions of the 2013 Omnibus Plan.

• Increasing the aggregate number of Class A Common Shares available for issuance under the 2013 Omnibus Plan absent shareholder approval.

• Granting stock options and stock appreciation rights at a below fair market value price at the grant date, subject to the anti-dilution provisions of the 2013 Omnibus Plan.

Description of the 2013 Omnibus Plan

          If approved, the 2013 Omnibus Plan will act as the Company’s share-based award program for covered employees, consultants and Directors. The 2013 Omnibus Plan will provide the Company with flexibility to grant a variety of share-based awards. The 2013 Omnibus Plan is also designed to permit the Company to grant performance-based awards that comply with Section 162(m) of the Code, as described below.

          The following paragraphs provide a summary of the principal features of the 2013 Omnibus Plan and its operation. The 2013 Omnibus Plan is set forth in its entirety as Appendix A to this Proxy Statement. This summary is qualified in its entirety by reference to Appendix A.

          The 2013 Omnibus Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted shares, (iv) restricted share units, (v) performance shares and (vi) Class A Common Shares. Those who will be eligible for awards under the 2013 Omnibus Plan include employees who provide services to the Company and its affiliates, executive officers, non-employee Directors and consultants designated by the Compensation Committee. As of January 9, 2013, approximately 22 employees and non-employee Directors would be eligible to participate in the 2013 Omnibus Plan.

Number of Common Shares Available Under the 2013 Omnibus Plan and Adjustments

          The Board of Directors has reserved 150,000 Class A Common Shares for issuance under the 2013 Omnibus Plan. The Class A Common Shares may be either authorized, but unissued, common shares or treasury shares.

          If any outstanding award expires or is terminated, canceled or forfeited, the Class A Common Shares that would otherwise be issuable with respect to the unexercised portion of the award will become available for subsequent awards under the 2013 Omnibus Plan (unless the 2013 Omnibus Plan has terminated). Awards paid out in cash rather than Class A Common Shares will not reduce the number of Class A Common Shares available for issuance under the 2013 Omnibus Plan. If

•	the exercise price of a stock option is paid in common shares,
•	common shares underlying the exercised portion of a stock appreciation right are not issued upon such exercise,
•	common shares are withheld to satisfy an individual participant’s tax obligations, or
•	common shares are repurchased by the Company on the open market with respect to awards under the 2013 Omnibus Plan,

then the common shares received, not issued, withheld or repurchased by the Company will not be added to the maximum aggregate number of common shares which may be issued.

           If the Company declares a dividend or other distribution or engages in a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Class A Common Shares or other securities of the Company, or other similar change in the corporate structure of the Company affecting the Class A Common Shares, the Committee shall adjust the number and class of Class A Common Shares that may be delivered under the 2013 Omnibus Plan, the number, class, and price of Class A Common Shares covered by each outstanding award, and the numerical per-person limits on awards.

 Potential Dilution (“Overhang”)

          “Overhang” is an analysis of potential dilution to shareholders from the equity being transferred to executive officers, employees and Directors under equity incentive plans. Overhang is calculated by dividing (a) the sum of the Class A Common Shares available for issuance and all outstanding but unexercised options by (b) the number of Class A Common Shares described in clause (a) above plus the total number of Class A Common Shares outstanding. As of January 9, 2013, the Company’s overhang on a fully diluted basis was 2.5%.

	Prior to Approval	Following Approval

Total Number of Class A Common Shares Outstanding	1,163,349	1,163,349

Total Number of Class A Common Shares Covered by All Outstanding Options (including options held by all employees, executive officers and Directors)	30,000	30,000

	Prior to Approval	Following Approval

Total Number of Class A Common Shares Available for Future Grants Under the Company’s Equity Plan	0	150,000

Overhang from Company’s Equity Plan	2.5%	11.5%

 Administration of the 2013 Omnibus Plan

          The 2013 Omnibus Plan will be administered by the Compensation Committee on the basis of a plan year ending on December 31. The Board of Directors has discretion and authority to appoint a different committee to administer the 2013 Omnibus Plan. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and an “outside director” as set forth in Section 162(m) of the Code. The Compensation Committee’s authority under the 2013 Omnibus Plan includes, but is not limited to, the authority to: (i) grant awards under the 2013 Omnibus Plan; (ii) select the officers, employees, consultants and eligible Directors to whom awards are granted; (iii) determine the types of awards granted and the timing of such awards; (iv) determine whether an award is, or is intended to be, “performance-based compensation” within the meaning of Section 162(m); (v) determine or modify the terms and conditions of any award, to the extent not inconsistent with the terms of the 2013 Omnibus Plan and any operative employment or other agreement; (vi) determine whether any conditions or objectives relating to awards have been met; (vii) adopt, alter and repeal such administrative rules, guidelines, practices and administrative forms governing the 2013 Omnibus Plan as it deems advisable; (viii) construe, interpret, administer and implement the terms of the 2013 Omnibus Plan, any award and related agreements; (ix) correct any defect, supply any omission and reconcile any inconsistency in or between the 2013 Omnibus Plan, any award and related agreements; (x) prescribe any legends to be affixed to certificates representing Class A Common Shares or other interests granted or issued under the 2013 Omnibus Plan; (xi) promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the 2013 Omnibus Plan; and (xii) otherwise supervise the administration of the 2013 Omnibus Plan.

 Options

          The Compensation Committee is able to grant non-qualified stock options under the 2013 Omnibus Plan. The Committee determines the number of Class A Common Shares subject to stock options. The Compensation Committee determines the exercise price of options granted under the 2013 Omnibus Plan, provided the exercise price must be at least equal to 100% of the fair market value of the Class A Common Shares on the date of grant. The term of an option may not exceed ten years.

           If an optionee’s employment or directorship with the Company or its affiliates is terminated for reasons other than his or her death, disability or retirement, all stock options (or portions thereof) which have not been exercised, whether vested or not, are automatically forfeited immediately upon termination, except as otherwise provided in the relevant agreement evidencing the stock options. Upon a termination of service with the Company as a result of death, disability or retirement, all stock options held by such participant become immediately vested and such participant, or such participant’s estate as applicable, will be able to exercise the options for the period of time stated in the 2013 Omnibus Plan or as otherwise stated in the agreement governing his or her award.  In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights

          The Compensation Committee will be able to grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of Class A Common Shares between the exercise date and the date of grant. The Company shall pay the appreciation in Class A Common Shares. Stock appreciation rights will become exercisable at the times and on the terms established by the Compensation Committee, subject to the terms of the 2013 Omnibus Plan. The Compensation Committee, subject to the terms of the 2013 Omnibus Plan, will have discretion to determine the terms and conditions of stock appreciation rights granted under the 2013 Omnibus Plan; provided, however, that the exercise price may not be less than 100% of the fair market value of a Class A Common Share on the date of grant. The term of a stock appreciation right may not exceed ten years.

           Unless otherwise provided in an award, employment or other agreement entered into between the holder of the stock appreciation right and the Company and approved by the Compensation Committee, either before or after the date of grant, the early termination provisions set forth above with respect to stock options will apply to stock appreciation rights.

 Restricted Shares

          Awards of restricted shares are Class A Common Shares that are issued to a participant at no cost or at a purchase price determined by the Compensation Committee and vest in accordance with the terms and conditions established by the Compensation Committee in its sole discretion. For example, the Compensation Committee may set restrictions based upon continued employment or service with the Company, the achievement of specific performance goals, or any other basis determined by the Compensation Committee in its discretion. Subject to the provisions of the 2013 Omnibus Plan, after the grant of restricted shares, the Compensation Committee, in its sole discretion, may reduce or waive any restrictions for such award and may accelerate the time at which any restrictions will lapse at a rate determined by the Compensation Committee.

           The Compensation Committee will determine the number of  Class A Common Shares granted pursuant to an award of restricted shares. With respect to restricted shares intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee, in its discretion, may set restrictions based upon the achievement of specific performance objectives, subject to the provisions of the 2013 Omnibus Plan.

 Restricted Share Units

          Awards of restricted share units result in a distribution of Class A Common Shares to a participant only if the vesting criteria the Compensation Committee establishes are satisfied. For example, the Compensation Committee may set restrictions based on the achievement of specific performance goals or upon continued employment or service with the Company. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the award agreement. Subject to the provisions of the 2013 Omnibus Plan, after the grant of restricted share units, the Compensation Committee, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such award and may accelerate the time at which any restrictions will lapse at a rate determined by the Compensation Committee.

           The Compensation Committee will pay earned restricted stock units in Class A Common Shares, cash or a combination of both. On the date set forth in the award agreement, all unearned restricted share units will be forfeited to the Company. The Compensation Committee determines the number of restricted share units granted to any participant. With respect to restricted share units intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee, in its discretion, may set restrictions based upon the achievement of specific performance objectives, subject to the provisions of the 2013 Omnibus Plan.

 Performance Shares

          The Compensation Committee will be able to grant performance shares, which are awards that will result in a distribution of Class A Common Shares to a participant only if the performance goals or other vesting criteria the Compensation Committee may establish are achieved or the awards otherwise vest. Subject to the terms of the 2013 Omnibus Plan, the Compensation Committee will establish performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. Subject to the provisions of the 2013 Omnibus Plan, after the grant of performance shares, the Compensation Committee, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such award and may accelerate the time at which any restrictions will lapse at a rate determined by the Compensation Committee.

           The Compensation Committee determines the number of performance shares granted to any participant. With respect to performance shares intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee, in its discretion, may determine that the performance objectives applicable to the performance shares will be based on the achievement of performance objectives.

 Performance Objectives

          At the time of grant of a performance share award, the Compensation Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Class A Common Shares that will be distributed to the participant. The Compensation Committee will also specify the time period or periods during which the performance objectives must be met. With respect to awards to Section 162(m) persons intended to be “performance-based compensation,” the Compensation Committee may use performance objectives based on one or more of the following: stock price, market share, sales, earnings per share, return on equity, costs, earnings, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, shareholders’ equity and cash flow. The Compensation Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on performance as compared with that of other publicly-traded companies. The performance objectives and periods need not be the same for each participant nor for each award.

Common Shares

          The Compensation Committee may grant Class A Common Share awards to participants  in consideration of services rendered to the Company. Common share awards will be fully vested on the date of grant.

Transferability of Awards

          Subject to the terms of the 2013 Omnibus Plan, all awards, other than common share awards, are non-transferable and may be exercised only by the grantee and may not be transferred other than by will or by the laws of descent and distribution. Non-transferable awards are exercisable during a participant’s lifetime only by the participant or, as permitted by applicable law, the participant’s guardian or other legal representative. Other than pursuant to a permitted transfer, no such award may be assigned, pledged, hypothecated or otherwise alienated or encumbered (whether by operation of law or otherwise) and any attempts to do so will be null and void.

Amendment and Termination of the 2013 Omnibus Plan

          The Board of Directors has discretionary authority to amend the 2013 Omnibus Plan. However, generally an amendment cannot materially and adversely affect the rights of grantees without their written consent. The Company’s shareholders must approve any amendment to increase the maximum aggregate number of common shares that may be issued under the 2013 Omnibus Plan if such approval is required under applicable laws, regulations or exchange requirements.

 Change of Control

          Except as otherwise provided in the 2013 Omnibus Plan or an award agreement, upon a “change in control” (as defined in the 2013 Omnibus Plan) all awards generally become fully exercisable, vested, earned and payable.

New Plan Benefits

          The future benefits or specific amounts that would be received by employees, consultants and Directors under the 2013 Omnibus Plan have not yet been determined. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2013 Omnibus Plan had been in effect cannot be determined.

Federal Tax Aspects

          The Company has been advised that under current law certain of the income tax consequences under U.S. laws to participants and the Company should generally be as set forth in the following summary. This summary only addresses income tax consequences for participants and the Company.

           A grant of Class A Common Shares will be taxable as ordinary income.

           There are no Federal income tax consequences to a participant or the Company upon the grant of stock options and stock appreciation rights. When a non-qualified stock option or stock appreciation right is exercised, the participant realizes taxable compensation (ordinary income) at that time equal to, for a non-qualified stock option, the difference between the aggregate option exercise price and the fair market value of the stock on the date of exercise and, for stock appreciation rights, the aggregate fair market value of any Class A Common Shares received upon exercise. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income. The participant’s tax treatment upon a disposition of Class A Common Shares acquired through the exercise of a non-qualified stock option is dependent upon the length of time the Class A Common Shares have been held. Upon the exercise of an incentive stock option, a participant recognizes no immediate taxable income, except that the excess of the fair market value of the Class A Common Shares acquired over the option exercise price will constitute a tax preference item for the purpose of computing the participant’s alternative minimum tax liability. Income recognition is deferred until the Class A Common Shares acquired are disposed of. The gain realized upon the participant’s disposition of Class A Common Shares acquired under an incentive stock option will be treated as long-term capital gain if the minimum holding period is met (two years from the date of grant and one year from the date of exercise), but otherwise will be treated as ordinary income in an amount determined under the applicable tax rules. There is no tax deduction for the Company when an incentive stock option is exercised and the participant is eligible for capital gain tax treatment. If the minimum holding period is not met for capital gain tax treatment, the participant will realize ordinary income and the Company will be entitled to a deduction as described above for non-qualified stock options.

           Generally, no taxes are due upon a grant of restricted shares, restricted share units or performance shares. An award of restricted shares or performance shares becomes taxable when it is no longer subject to a “substantial risk of forfeiture” ( i.e. , it becomes vested or transferable). Income tax is paid at ordinary income rates on the value of the restricted shares or performance shares when the restrictions lapse, and then at capital gain rates with respect to any further gain (or loss) when the Class A Common Shares are sold. In the case of restricted share units, the participant has taxable ordinary income upon receipt of payment. In all cases, the Company has a tax deduction when the participant recognizes ordinary income subject to other applicable limitations and restrictions. The taxation of restricted shares and performance shares may be accelerated by an “83(b) election” under Section 83 of the Code, if permitted by the applicable agreement.

           The 2013 Omnibus Plan is designed to permit compliance with Section 162(m) of the Code relating to the deductibility of performance-based compensation. It is intended that stock options and awards under the 2013 Omnibus Plan with a performance component generally will satisfy the requirements for performance-based compensation under Section 162(m) while providing the Compensation Committee the authority to grant non-performance-based awards where it deems appropriate. Section 162(m) generally places a $1,000,000 limit on the tax deduction allowable for compensation paid (or accrued for tax purposes) with respect to each of the Principal Executive Officer and the three other highest-paid executives during a tax year (other than the Principal Financial Officer) unless the compensation meets certain requirements. To qualify for favorable tax treatment, grants must be made by a committee consisting solely of two or more “outside directors” (as defined under Section 162 regulations) and satisfy the limit on the total number of Class A Common Shares that may be awarded to any one participant during any calendar year. In addition, for grants other than options to qualify, the granting, issuance, vesting or retention of the grant must be contingent upon satisfying one or more performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.”

           Finally, the 2013 Omnibus Plan is designed to be compliant with, or meet requirements for exemptions from, Section 409A of the Code governing nonqualified deferred compensation.

Required Vote

          Provided that a quorum is present, the affirmative vote of a majority of the common shares voted at the Annual Meeting on this proposal is required for approval and adoption of the 2013 Omnibus Plan. Shareholders present at the Annual Meeting, either in person or by proxy, will be eligible to vote for or against adoption of the 2013 Omnibus Plan. Abstentions and broker non-votes will have the same effect as votes against the proposal.

The Board of Directors unanimously recommends that the shareholders vote “FOR”
the proposal to approve and adopt our 2013 Omnibus Plan.

Proposal to Approve an Advisory Resolution on Executive Compensation

In accordance with recent legislation, the Company is providing shareholders with an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as "say on pay"). Accordingly, you may vote on the following resolution at the 2013 annual meeting:

"Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the compensation tables and the related narrative disclosure in this Proxy Statement."

This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

We believe that our compensation program is aligned with long-term shareholder interests. Shareholders are encouraged to read the accompanying compensation tables, and the related narrative disclosure.

The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the accompanying compensation tables, and the related narrative disclosure. The persons named in the accompanying proxy or their substitutes will vote such Proxy for such approval unless it is marked to the contrary.

Proposal to Provide an Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation

The following proposal will be presented for action at the Annual Meeting by direction of the Board:

Resolved: that the shareholders wish the Company to include an advisory vote on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act every: year; two years; or three years. The final vote will not be binding on the Company and is advisory in nature.

The Board of Directors recommends that an advisory vote on the compensation of named executive officers be held every three years. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for a three year frequency unless it is marked to the contrary. A favorable vote of a majority of the combined outstanding Class A and Class B Shares on the record date is required for adoption of the proposal.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended to be presented at the 2014 Annual Meeting of Shareholders must be received by the Company's Secretary at its principal executive offices no later than September 19, 2013, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

The Company may use its discretion in voting Proxies with respect to Shareholders' proposals not included in the Proxy Statement for fiscal year ended September 30, 2013, unless the Company receives notice of such proposals prior to December 3, 2013.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Mr. Gregory M. Zoloty
Hickok Incorporated
10514 Dupont Avenue
Cleveland, Ohio 44108

In addition, all shareholders will have the ability to access this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012 by visiting our website: www.hickok-inc.com/about/financial

You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors.

/s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

Dated January 28, 2013

APPENDIX A

HICKOK INCORPORATED
2013 OMNIBUS EQUITY PLAN

ARTICLE 1

General Purpose of Plan; Definitions

           1.1           Name and Purposes. The name of this plan is the Hickok Incorporated 2013 Omnibus Equity Plan. The purpose of this Plan is to enable Hickok Incorporated and its Affiliates to: (i) attract and retain skilled and qualified officers, employees, consultants and directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s Shareholders.

           1.2            Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

                      (a)            “Affiliate” means, with respect to any entity, any entity directly or indirectly controlling, controlled by, or under common control with such entity within the meaning of Section 414(b) or 414(c) of the Code.

                      (b)            “Award” means any grant under this Plan of a Common Share, Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.

                      (c)            “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

                      (d)            “Change in Control” is defined in Section 11.1.

                      (e)            “Code” means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

                      (f)            “Committee” means the entity administering this Plan as provided in Section 2.1.

                      (g)            “Common Shares” means the Class A common shares, without par value, of the Company.

                      (h)            “Company” means Hickok Incorporated, a corporation organized under the laws of the State of Ohio and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to Hickok Incorporated or substantially all of the assets of Hickok Incorporated and that assumes the obligations of Hickok Incorporated under this Plan by operation of law or otherwise.

                      (i)            “Date of Grant” means the date on which the Committee grants an Award.

                      (j)            “Director” means a member of the Board of Directors.

                      (k)            “Disability” means a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months which: (i) renders a participant unable to engage in any substantial gainful activity; or (ii) results in a participant receiving income replacement benefits for at least 3 months under an accident and health plan sponsored by the Company or an Affiliate.

                      (l)            “Early Retirement” means a participant’s retirement from active employment or active directorship with the Company or an Affiliate on and after the later of attainment of age 62 or the completion of 20 years of service.

                      (m)            “Effective Date” is defined in Section 17.1.

                      (n)            “Eligible Director” is defined in Article 4.

                      (o)            “Employment” as used herein (whether or not capitalized) shall be deemed to refer to (i) a participant’s employment if the participant is an employee of the Company or any of its Affiliates, (ii) a participant’s services as a consultant, if the participant as a consultant to the Company or its Affiliates and (iii) a participant’s services as a non-employee director, if the participant is a non-employee member of the Board of Directors; provided that, for any Award that is or becomes subject to Section 409A of the Code, termination of employment means a “separation from service” under Section 409A of the Code.

                      (p)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.

                      (q)            “Exercise Price” means the purchase price of a Share pursuant to a Stock Option or the base value for measuring the appreciation of a Stock Appreciation Right.

                      (r)            “Fair Market Value” means the closing price of a Share displayed on the OTC Markets, or, if applicable, on a national securities exchange on which the Common Shares are principally traded, on the date for which the determination of Fair Market Value is made, or, if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on a national securities exchange, or displayed or published on the OTC Markets, the “Fair Market Value” of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with Section 409A of the Code and the guidance thereunder.

                      (s)            “Non-Qualified Stock Option” means a Stock Option that: (i) is governed by Section 83 of the Code; and (ii) does not meet the requirements of Section 422 of the Code.

                      (t)            “Normal Retirement” means retirement from active employment or active directorship with the Company or an Affiliate on or after attainment of age 65.

                      (u)            “Outside Director” means a Director who meets the definitions of the terms “outside director” set forth in Section 162(m) of the Code and “non-employee director” set forth in Rule 16b 3, or any successor definitions adopted by the Internal Revenue Service and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.

                      (v)            “Performance Shares” is defined in Article 8.

                      (w)           “Plan” means this Hickok Incorporated 2013 Omnibus Equity Plan, as amended from time to time.

                      (x)            “Plan Year” means the calendar year.

                      (y)           “Restricted Share Units” is defined in Article 7.

                      (z)           “Restricted Shares” is defined in Article 7.

                      (aa)          “Retirement” means Normal Retirement or Early Retirement.

                      (bb)          “Rule 16b-3” is defined in Article 16.

                      (cc)            “Section 16 Person” means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

                      (dd)            “Section 162(m) Person” means, for any taxable year, a person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

                      (ee)            “Share” or “Shares” mean one or more of the Common Shares.

                      (ff )            “Shareholder” means an individual or entity that owns one or more Shares.

                      (gg)            “Stock Appreciation Rights” and “SARs” mean any right pursuant to an Award granted under Article 6.

                      (hh)            “Stock Option” means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5.

                      (ii)            “Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

                      (jj)            “Vested” means, with respect to a Common Share, when the Common Share has been awarded; with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable for payment; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are convertible to Shares. The words “Vest” and “Vesting” have meanings correlative to the foregoing.

ARTICLE 2

Administration

           2.1            Authority and Duties of the Committee.

                      (a)            The Plan shall be administered by a Committee of at least three who are appointed by the Board of Directors from time to time. Unless otherwise determined by the Board of Directors, the Compensation Committee shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

                      (b)            The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to officers, employees, consultants and Eligible Directors.

                      (c)            The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

                                       (i)            select the officers, employees, consultants and Eligible Directors to whom Awards are granted;

                                       (ii)            determine the types of Awards granted and the timing of such Awards;

                                       (iii)            determine the number of Shares to be covered by each Award granted hereunder;

                                       (iv)            determine whether an Award is, or is intended to be, “performance-based compensation” within the meaning of Section 162(m) of the Code;

                                       (v)            determine the other terms and conditions, not inconsistent with the terms of this Plan and any operative employment or other agreement, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

                                       (vi)            determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

                                       (vii)            subsequently modify or waive any terms and conditions of Awards, not inconsistent with the requirements under Section 409A of the Code or the terms of this Plan and any operative employment or other agreement;

                                       (viii)            adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

                                       (ix)            promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Plan;

                                       (x)            construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

                                       (xi)            correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

                                       (xii)            prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

                                       (xiii)            otherwise supervise the administration of this Plan.

                      (d)            The Committee shall confer with the Board of Directors regarding the Committee’s intentions prior to making grants under this Plan. Notwithstanding the foregoing, all decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its Shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or Shareholders.

                      (e)            The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.

           2.2            Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company.

           2.3            Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.

ARTICLE 3

Stock Subject to Plan

           3.1            Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued pursuant to Awards granted under this Plan is 150,000, which may be treasury or authorized but unissued Shares.

           3.2            Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any Plan Year (including but not limited to Awards of Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 50,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

           3.3            Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable with respect to the unexercised portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If the Exercise Price of an Award is paid in Shares, Shares underlying the exercised portion of an SAR are not issued upon exercise of the SAR, Shares are withheld to satisfy an individual participant’s tax obligations or Shares are repurchased by the Company on the open market with respect to Awards under this Plan, the Shares received, not issued, withheld or repurchased by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

           3.4            Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or Exercise Price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder and (ii) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be “performance-based compensation,” unless specifically determined otherwise by the Committee.

ARTICLE 4

Participants

           4.1            Eligibility. Officers, all other active common law employees of the Company or any of its Affiliates, consultants and Outside Directors (each an “Eligible Director”) who are selected by the Committee in its sole discretion are eligible to participate in this Plan. (See Article 13 and Article 17 with respect to the Shareholder approval requirement).

           4.2            Award Agreements. Awards are contingent upon the participant’s execution of a written agreement in a form prescribed by the Committee. Execution of an award agreement shall constitute the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Award agreements may differ from time to time and from participant to participant.

ARTICLE 5

Stock Option Awards

           5.1            Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

           5.2            Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

                      (a)            Exercise Price. Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 5.2(a) shall be construed as limiting the Committee’s authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

                      (b)            Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the Committee’s authority to grant Stock Options with a term shorter than 10 years.

                      (c)            Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. If the Committee provides that any Stock Option becomes Vested over a period of time, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time.

                      (d)            Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 15. Subject to the approval of the Committee, the Exercise Price may be paid:

                                       (i )            in cash in any manner satisfactory to the Committee;

                                       (ii)            by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise;

                                       (iii)            by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and

                                       (iv)            by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.

                                       The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment or adverse tax treatment for the Company or a participant.

                      (e)            Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise of the Option. No Shares will be issued until full payment has been made. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option.

                      (f)            Limitation on Gain. Nothing in this Article 5 shall be construed as prohibiting the Committee from granting Stock Options subject to a limit on the gain that may be realized upon exercise of such Stock Options. Any such limit shall be explicitly provided for in the relevant plan agreement.

                      (g)            Form. Each Stock Option granted under the Plan shall be deemed to be a Non-Qualified Stock Option and shall not be considered an “incentive stock option” for purposes of Section 422 of the Code.

                      (h)            Special Limitations on Stock Option Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Option Awards shall be construed and administered accordingly.

           5.3            Termination of Grants Prior to Expiration. Unless otherwise provided in an Award, employment or other agreement entered into between the optionee and the Company and approved by the Committee, either before or after the Date of Grant, the following early termination provisions apply to all Stock Options:

                      (a)            Termination by Death. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised (by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution) for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such death, or until the expiration of the original term of the Stock Option, whichever period is shorter.

                      (b)            Termination by Reason of Disability. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her Disability, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such termination of employment, or until the expiration of the original term of the Stock Option, whichever period is shorter. If the optionee dies within such one year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the one year period (or other period as applicable) or for a period of 12 months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

                      (c)            Termination by Reason of Retirement. If an optionee’s employment or directorship with the Company or its Affiliates terminates by reason of his or her Retirement, all Stock Options held by such optionee immediately become Vested but thereafter may only be exercised for a period of two years (or such other period as the Committee may specify at or after the time of grant) from the date of such Retirement, or until the expiration of the original term of the Stock Option, whichever period is shorter. If the optionee dies within such two year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee’s estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the two year period (or such other period as applicable) or for a period of 12 months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

                      (d)            Other Terminations. If an optionee’s employment or directorship with the Company or its Affiliates is terminated for reasons other than his or her death, Disability or Retirement, all Stock Options (or portions thereof) which have not been exercised, whether Vested or not, are automatically forfeited immediately upon termination, except as otherwise provided in the relevant agreement evidencing the Stock Options.

ARTICLE 6

Stock Appreciation Rights

           6.1            SAR Grant and Agreement. Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant. Subject to Section 3.4, the Exercise Price of an SAR will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant.

           6.2            SARs Granted in Conjunction with Option. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan at the same time, and subject to the same terms and conditions, as the grant of the Stock Option, and will be subject to the following terms and conditions:

                      (a)            Term. Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

                      (b)            Exercisability. A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine at or after the time of grant.

                      (c)            Method of Exercise. A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan, but only to the extent of the number of Shares actually issued under the Stock Appreciation Right at the time of exercise. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. At any time the Exercise Price per Share of the related Stock Option exceeds the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

           6.3            Independent SARs. Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

                      (a)            Term. Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond a date later than the earlier of (i) the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or (ii) the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

                      (b)            Exercisability. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

                      (c)            Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price multiplied by the number of Stock Appreciation Rights being exercised. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Exercise Price, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

                      (d)            Early Termination Prior to Expiration. Unless otherwise provided in an Award, employment or other agreement entered into between the holder of the Stock Appreciation Right and the Company and approved by the Committee, either before or after the Date of Grant, the early termination provisions set forth in Section 5.3 as applied to Stock Options will apply to independent Stock Appreciation Rights.

           6.4            Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan and any operative employment or other agreement, as are determined from time to time by the Committee.

           6.5            Special Limitations on SAR Awards. Unless an Award agreement approved by the Committee provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

ARTICLE 7

Restricted Share and Restricted Share Unit Awards

           7.1            Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding as provided in Article 15.

           7.2            Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

                      (a)            Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

                      (b)            Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

                            (i)            a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments, at the time of the death, Disability or Retirement of the holder of such shares, or otherwise, but subject to the Change in Control provisions in Article 11);

                            (ii)            a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s employment or directorship with the Company or its Affiliates prior to Vesting;

                            (iii)            a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

                            (iv)            any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of the OTC Markets or a national stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and

                             (v)            such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

                      The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 8.2 and 8.3 will apply. If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance based compensation,” the provisions of Section 8.4(d) will also apply.

                      (c)            Delivery of Shares. Restricted Shares will be registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

                      “The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Hickok Incorporated 2013 Omnibus Equity Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”

                      At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Section 14.2) to the participant or other appropriate person and with the foregoing legend removed.

                      (d)            Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

                      (e)            Voting and Other Rights. Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.

           7.3            Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares, cash or a combination of both that will be issued or paid to a participant at a future time or times at no cost or, or with respect to Shares, at a purchase price determined by the Committee that may be below their Fair Market Value if continued employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied. The Committee may determine on the Date of Grant or at any time thereafter whether any payment made with respect to a Restricted Share Unit granted under this Plan will be paid in Shares, cash or a combination of Shares and cash. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

           7.4            Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

                      (a)            Purchase Price. With respect to Restricted Share Units payable in Shares, the Committee shall determine the purchase price, if any, at which Shares are to be issued to a participant after the Vesting of the Restricted Share Units, which purchase price may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

                      (b)            Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

                            (i)            a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

                            (ii)            a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s employment or directorship with the Company or its Affiliates prior to Vesting;

                            (iii)            a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

                            (iv)            any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of the OTC Markets or a national stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

                            (v)            such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

Subject to any requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, the Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

                      (c)            Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 8.2 and 8.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be “performance-based compensation,” the provisions of Section 8.4(d) will also apply.

                      (d)            Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award.

                      (e)            Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares, which are free of all restrictions except for any restrictions pursuant to Section 14.2, or paid in cash or a combination of Shares and cash.

                      (f)            Delivery of Shares. Any Shares delivered or cash paid to a participant with respect to any Restricted Stock Unit in which the restrictions lapse, are satisfied or are waived shall be delivered or paid to such participant prior to fifteenth day of the third month of the taxable year following the taxable year in which such restrictions lapse, are satisfied or waived. Any such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 14.2.

                      (g)            Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

                      (h)            Termination. A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment or directorship of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the “Performance Period”). If a participant’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares or cash in an amount which is not more than the number of Shares or cash amount that would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 8.4(d)), distribution of the Shares shall be made only to the extent of, and after, attainment of the relevant performance objectives. Subject to 16.8(c), any distribution of Shares or cash pursuant to this Section 7.4(h) shall be made no later than the fifteenth day of the third month of the taxable year following the taxable year in which such participant’s termination of employment occurs.

           7.5            Special Limitations on Restricted Share and Restricted Share Unit Awards. Unless an Award agreement approved by the Committee provides otherwise, Restricted Share and Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Restricted Share Unit Awards shall be construed and administered accordingly.

           7.6            Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

ARTICLE 8

Performance Share Awards

           8.1            Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The time at which Performance Share Awards will Vest and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

           8.2            Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the “Performance Period”) during which the performance objectives must be met. With respect to awards to Section 162(m) Persons intended to be “performance-based compensation,” the Committee may use performance objectives based on one or more of the following: stock price, market share, sales, earnings per share, return on equity, costs, earnings, capital adjusted pre-tax earnings (economic profit), net income, operating income, performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax), gross margin, revenue, working capital, total assets, net assets, stockholders’ equity and cash flow. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on performance as compared with that of other publicly-traded companies. The performance objectives and periods need not be the same for each participant nor for each Award.

           8.3            Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

           8.4            Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:

                      (a)            Delivery of Shares. As soon as practicable after the applicable Performance Period has ended (but in no event later than the fifteenth day of the third month of the taxable year following the taxable year in which the Performance Period ends), the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 14.2.

                      (b)            Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment or directorship of the participant during the Performance Period. If a participant’s employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements under Section 8.4(a), that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be “performance-based compensation” (as described in Section 8.4(d)), distribution of the Shares shall be made only to the extent of, and after, attainment of the relevant performance objective. Subject to 16.8(c), any distribution of Shares pursuant to this Section 8.4(b) shall be made no later than the fifteenth day of the third month of the taxable year following the taxable year in which such participant’s termination of employment occurs.

                      (c)            Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

                      (d)            Performance-Based Compensation. The Committee may designate Performance Share Awards as being “remuneration payable solely on account of the attainment of one or more performance goals” as described in Section 162(m)(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.

           8.5            Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section.

           8.6            Special Limitations on Performance Share Awards. Unless an Award agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Performance Share Awards shall be construed and administered accordingly.

ARTICLE 9

Common Share Awards

           9.1             Terms and Conditions of Common Share Awards.

                      (a)            Purpose. Common Shares may be granted in consideration of services rendered to the Company by a participant.

                      (b)            Vesting. Common Shares shall be fully vested upon their grant to a participant.

                      (c)            Delivery. Common Shares granted to a participant shall be distributed to such participant as soon as administratively practicable, but in no event later than the fifteenth day of the third month of the taxable year following the taxable year in which the Date of Grant occurs.

ARTICLE 10

Transfers and Leaves of Absence

           10.1            Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.

           10.2            Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:

                      (a)            a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

                      (b)            a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

                       (c)            subject to Section 409A of the Code, any other absence determined by the Committee in its discretion not to constitute a termination of employment.

ARTICLE 11

Effect of Change in Control

           11.1            Change in Control Defined. “Change in Control” means the occurrence of any of the following: (i) the receipt by the Company of a Schedule 13D or other advice indicating that a person, or any member of a “group,” is the “beneficial owner” (as those terms are defined in Rule 13d 3 under the Exchange Act) of fifty percent (50%) or more of the voting power of the Company; (ii) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer of exchange by the Company or its Affiliates) for all or any amount of Common Shares or any class or any securities convertible into such Common Shares, the results of which would make the offeror and/or its affiliates the beneficial owners of fifty percent (50%) or more of the voting power of the Company; (iii) the date of the approval by Shareholders of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger or consolidation of the Company with an Affiliate or in which the holders of all of the Shares of all classes of the Company’s capital stock immediately prior to the merger or consolidation would own at least a majority of the voting power of the surviving corporation (or the direct or indirect parent company of the surviving corporation) immediately after the merger or consolidation; (iv) the date of the approval by Shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall, in its sole and absolute discretion, deem to be a “Change in Control.”

           11.2            Acceleration of Award. Except as otherwise provided in this Plan or an Award agreement and to the extent it would not trigger adverse taxation under Section 409A of the Code, immediately upon the occurrence of a Change in Control:

                      (a)            all outstanding Stock Options automatically become fully exercisable;

                      (b)            all Restricted Share Awards automatically become fully Vested;

                      (c)            all Restricted Share Unit Awards automatically become fully Vested (or, if such Restricted Share Unit Awards are subject to performance-based restrictions, shall become Vested on a pro-rated basis as described in Section 11.2(d)) and, to the extent Vested, convertible to Shares at the election of the holder;

                      (d)            all participants holding Performance Share Awards become entitled to receive a partial payout in an amount which is the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved pro-rated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period; and

                      (e)            Stock Appreciation Rights automatically become fully Vested and fully exercisable.

ARTICLE 12

 Transferability of Awards

           12.1            Awards Are Non-Transferable. Except as provided in Sections 12.2 and 12.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

           12.2            Inter-Vivos Exercise of Awards. During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 12.1 to the contrary, the participant’s guardian or other legal representative.

           12.3            Limited Transferability of Certain Awards. Notwithstanding Section 12.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (b) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 13

Amendment and Discontinuation

           13.1            Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

                      (a)            which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant’s written consent thereto; and

                      (b)            without Shareholder approval, if Shareholder approval is required under applicable laws, regulations or exchange requirements (including for the purpose of qualification as “performance-based compensation” under Section 162(m) of the Code).

                      However, unless Shareholder approval is obtained, no amendment shall increase the aggregate number of Shares that may be issued under the Plan, or shall permit the Exercise Price of outstanding Stock Options or Stock Appreciation Rights to be reduced, except as permitted by Section 3.4.

                      Notwithstanding the foregoing, this Plan may be amended without affecting participants’ consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.

           13.2            Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options or Stock Appreciation Rights with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

ARTICLE 14

Share Certificates

           14.1            Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

                      (a)            payment in full for the Shares and for any tax withholding (See Article 15);

                      (b)            completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

                      (c)            if applicable, admission of such Shares to listing on any stock exchange on which the Shares are listed;

                      (d)            in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;

                      (e)            obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

                      (f)            the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

           14.2            Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of the OTC Markets or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

           14.3            Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a “book entry” system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

ARTICLE 15

Tax Withholding

           15.1            In General. The Committee shall cause the Company or Affiliate to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such Stock Powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section.

           15.2            Delivery of Withholding Proceeds. The Committee shall cause the Company or Affiliate to deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority.

ARTICLE 16

General Provisions

           16.1            No Implied Rights to Awards, Employment or Directorship. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment or continued directorship with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.

           16.2            Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

           16.3            Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b 3 of the Exchange Act, as such rule may be amended from time to time (“Rule 16b 3”). All transactions involving any participant subject to Section 16(a) shall be subject to the conditions set forth in Rule 16b 3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b 3 does not apply to such participants.

           16.4            Code Section 162(m) Compliance. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to “performance-based compensation” for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such “performance-based compensation.”

           16.5            Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

           16.6            Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

           16.7            Governing Law. To the extent not preempted by Federal law, this Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.

           16.8            Compliance with Section 409A of the Code.

                      (a)            To the extent applicable, it is intended that this Plan and any Awards made hereunder comply with, or be exempt from, the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. This Plan and any Awards made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

                      (b)            Neither a participant nor any of a participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and Awards hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a participant or for a participant’s benefit under this Plan and Awards made hereunder may not be reduced by, or offset against, any amount owing by a participant to the Company or any of its subsidiaries.

                      (c)            Notwithstanding any provision of this Plan and Awards made hereunder to the contrary, if, at the time of a participant’s separation from service (within the meaning of Section 409A of the Code), (i) the participant is a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

                      (d)            Notwithstanding any provision of this Plan and Awards hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and Awards made hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, each participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such participant or for such participant’s account in connection with this Plan and Awards made hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to provide any gross-up for the tax consequences of any provision of, or any payment under, this Plan or any Awards hereunder. In addition, neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold any participant harmless from any or all of such taxes or penalties.

ARTICLE 17

Effective Date and Term

           17.1            Effective Date and Term. The effective date of this Hickok Incorporated 2013 Omnibus Equity Plan is the date on which the Shareholders of the Company approve it at a duly held stockholders’ meeting (the “Effective Date”). No Award will be granted under this Plan more than 10 years after the Effective Date, but all Awards granted on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.